EXHIBIT 99.8

SCHEDULE 13D JOINT FILING AGREEMENT

In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Dated: March 5, 2004

RITCHIE TRADING , LTD.		RAM MAPLE TRADING, LTD.

By: Ritchie Capital Management, L.L.C., its Investment Manager		By: Ritchie Capital Management, L.L.C., its Sub-Advisor

By:	/s/ A.R. Thane Ritchie	By:	/s/ A.R. Thane Ritchie
Name: A.R. Thane Ritchie		Name: A.R. Thane Ritchie
Title: Chief Executive Officer		Title: Chief Executive Officer

RITCHIE CAPITAL MANAGEMENT, L.L.C.		RAM CAPITAL, L.L.C.

By: Ritchie Capital Management, L.L.C.		By: Ritchie Capital Management, L.L.C., its Investment Manager

By:	/s/ A.R. Thane Ritchie	By:	/s/ A.R. Thane Ritchie
Name: A.R. Thane Ritchie		Name: A.R. Thane Ritchie
Title: Chief Executive Officer		Title: Chief Executive Officer

RAM CAPITAL INVESTMENTS, LTD.		THR, INC.

By: Ritchie Capital Management, L.L.C. Investment Manager		By: Ritchie Capital Management, L.L.C., its Investment Manager

By:	/s/ A.R. Thane Ritchie	By:	/s/ A.R. Thane Ritchie
Name: A.R. Thane Ritchie		A.R. Thane Ritchie
Title: Chief Executive Officer

A.R. THANE RITCHIE

/s/ A.R. Thane Ritchie
A.R. Thane Ritchie

RITCHIE CAPITAL MANAGEMENT, LTD.		RITCHIE CAPITAL MULTI-STRATEGY FUND, L.L.C.

By: Ritchie Capital Management, Ltd.		By: Ritchie Capital Management, L.L.C., its Sub-Advisor

By:	/s/ Don Seymour	By:	/s/ A.R. Thane Ritchie
Name: Don Seymour		Name: A.R. Thane Ritchie
Title: Director		Title: Chief Executive Officer

RITCHIE CAPITAL MULTI-STRATEGY		RITCHIE CAPITAL MULTI-STRATEGY
TRADING, LTD		FUND, LTD.

By: Ritchie Capital Management, L.L.C., its Sub-Advisor		By: Ritchie Capital Management, L.L.C., its Sub-Advisor

By:	/s/ A.R. Thane Ritchie	By:	/s/ A.R. Thane Ritchie
Name: A.R. Thane Ritchie		Name: A.R. Thane Ritchie
Title: Chief Executive Officer		Title: Chief Executive Officer

RITCHIE LONG/SHORT FUND, LTD.		RITCHIE LONG/SHORT TRADING, LTD.

By: Ritchie Capital Management, L.L.C., its Sub-Advisor		By: Ritchie Capital Management, L.L.C., its Sub-Advisor

By:	/s/ A.R. Thane Ritchie	By:	/s/ A.R. Thane Ritchie
Name: A.R. Thane Ritchie		Name: A.R. Thane Ritchie
Title: Chief Executive Officer		Title: Chief Executive Officer

RAM TRADING , LTD.		RITCHIE MAPLE TRADING, LTD.

By: Ritchie Capital Management, L.L.C., its Investment Manager		By: Ritchie Capital Management, L.L.C., its Sub-Advisor

By:	/s/ A.R. Thane Ritchie	By:	/s/ A.R. Thane Ritchie
Name: A.R. Thane Ritchie		Name: A.R. Thane Ritchie
Title: Chief Executive Officer		Title: Chief Executive Officer